WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2003
               AS SUPPLEMENTED NOVEMBER 17, 2003, DECEMBER 8, 2003
                              AND FEBRUARY 19, 2004


The William Blair International Growth Fund (the "Fund") will close to new investors as of the close of business on March 12, 2004. Unless you fit into one of the investor categories described below, you may not invest in the Fund after the close of business on March 12, 2004.

The Fund's management believes that it is in the best interest of the Fund's shareholders to reduce the pace of assets moving into the Fund. After March 12, 2004, you may continue to purchase shares of the Fund only if you are:

o A current Fund shareholder as of March 12, 2004, or have entered into a letter of intent with the Fund prior to March 12, 2004;

o An institutional investor (such as a qualified retirement plan, a wrap fee plan or a financial advisor charging asset-based fees); or

o A client who maintains a brokerage or managed account with William Blair & Company, L.L.C.

These restrictions apply to investments made directly with William Blair & Company, L.L.C. and investments made through financial institutions and/or intermediaries. Exchanges into the Fund from other William Blair Funds will not be permitted after March 12, 2004, unless the exchange is being made into an existing Fund account. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time. You may be required to demonstrate eligibility to buy shares of the Fund before an investment is accepted.



February 26, 2004




                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606